Exhibit 10.11

English Translation

Power of Attorney

The SHAREHOLDERS, Beijing Shiji Xiangshu Technology Co., Ltd. (business license No.: 1101082381907) and Beijing Jiuzhou Tianyuan Investment and Management Co., Ltd. (business license No.: 11022622713) (collectively “the Authorizer”), of Beijing Perfect World Network Technology Co., Ltd. (“PW Network”) hereby irrevocably authorize Beijing Perfect World Software Co., Ltd. (business license No.: Q.D.J.Z.F.Z. No. 029580) (“the Authorized”) to exercise the following rights within the valid term of this Power of Attorney:

To authorize the Authorized to fully and completely represent the Authorizer to exercise all shareholder rights of the Authorizer as PW Network’s shareholders as specified in laws and articles of association, including, but not limited to, propose shareholders’ general meetings, receive any notice about the convening and rules of procedure of shareholders’ general meetings, attend PW Network’s shareholders’ general meetings and exercise all voting rights (including, as the Authorizer’s authorized representative, designating and appointing PW Network’s directors, general manager, chief financial officer and other senior management members at PW Network’s shareholders’ general meetings, deciding upon PW Network’s dividend distribution and other issues, etc), sell or transfer all or part of the Authorizer’s equities in PW Network, etc.

To further authorize the Authorized to designate any person appointed by its board of directors to exercise the rights granted by the Authorizer in this Power of Attorney.

Unless the Business Operation Agreement signed by PW Network, Beijing Perfect World Software Co., Ltd., Beijing Shiji Xiangshu Technology Co., Ltd. and Beijing Jiuzhou Tianyuan Investment and Management Co., Ltd. is terminated prematurely for whatsoever reason, this Power of Attorney shall be valid from its signing date until Beijing Perfect World Software Co., Ltd. is dissolved in accordance with the laws of the People’s Republic of China.

(No text below)

English Translation

(Signature page of the Power of Attorney, no text below)

The Authorizers:

Beijing Shiji Xiangshu Technology Co., Ltd.

[Seal: Beijing Shiji Xiangshu Technology Co., Ltd.]

By:    /s/ Chi Yufeng

Beijing Jiuzhou Tianyuan Investment and Management Co., Ltd.

[Seal: Beijing Jiuzhou Tianyuan Investment and Management Co., Ltd.]

By:    /s/ Su huan

The Authorized:

[Seal: Beijing Perfect World Software Co., Ltd.]

April 4, 2007